UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2008

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (843) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Regulation FD Disclosure.

On May 29, 2008, Force Protection, Inc. received a letter from the Nasdaq Hearings Panel granting our request for continued listing on the Nasdaq Stock Market until September 15, 2008, subject to certain conditions.  These conditions include, without limitation, that on or before September 15, 2008 we shall file with the SEC our Form 10-K for the fiscal year ended December 31, 2007, the Form 10-Q for the fiscal quarter ended March 31, 2008 and any required restatements.

Attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference is a copy of the press release announcing the Nasdaq Hearings Panel determination.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description

99.1	Press Release dated June 2, 2008 entitled “Force Protection Wins Stay from Nasdaq Delisting until September 15, 2008”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: June 2, 2008

/s/ Michael Moody
(Signature)

Name: Michael Moody
Title: Chief Executive Officer and President

EXHIBIT LIST

Exhibit	Description

99.1	Press Release dated June 2, 2008 entitled “Force Protection Wins Stay from Nasdaq Delisting until September 15, 2008”